Investments in Local Limited Partnerships	12 Months Ended
Mar. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investments in Local Limited Partnerships

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of all periods presented, the Partnership owned Local Limited Partnership interests in 15 Local Limited Partnerships, each of which owns one Housing Complex, consisting of an aggregate of 699 apartment units. The respective Local General Partners of the Local Limited Partnerships manage the day-to-day operations of the entities. Significant Local Limited Partnership business decisions require approval from the Partnership. The Partnership, as a limited partner, is generally entitled to 99.98%, as specified in the Local Limited Partnership Agreements, of the operating profits and losses, taxable income and losses and Low Income Housing Tax Credits of the Local Limited Partnerships.

The Partnership’s investments in Local Limited Partnerships as shown in the balance sheets at March 31, 2012, and 2011, are approximately, $(1,060,000), and $123,000, respectively, greater (less) than the Partnership’s equity at the preceding December 31 as shown in the Local Limited Partnerships’ combined condensed financial statements presented below. This difference is primarily due to acquisition, selection, and other costs related to the acquisition of the investments which have been capitalized in the Partnership’s investment account, impairment losses recorded in the Partnership’s investment account and capital contributions payable to the Local Limited Partnerships which were netted against partner capital in the Local Limited Partnership’s financial statements.

The Partnership reviews its investments in Local Limited Partnerships for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining Low Income Housing Tax Credits allocated to the Partnership and any estimated residual value of the investment. As of March 31, 2009, all Local Limited Partnerships were not considered to have any residual value in consideration of economic conditions. For the years ended March 31, 2012, 2011, and 2010, impairment loss related to investments in Local Limited Partnerships was $1,151,733, $484,027, and $391,017, respectively.

The Partnership also evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is measured by comparing the Partnership’s total investment balance after impairment of investments in Local Limited Partnerships to the sum of the total of remaining Low Income Housing Tax Credits allocated to the Partnership and the estimated residual value of the investments. As of March 31, 2009, all Local Limited Partnerships were not considered to have any residual value in consideration of the current economic circumstances. During all periods presented, no impairment loss was recorded against the related intangibles.

At March 31, 2012 the investment accounts in certain Local Limited Partnerships have reached a zero balance. Consequently, a portion of the Partnership’s estimate of its share of (income) losses for the years ended March 31, 2012, 2011, and 2010, amounting to approximately $147,000, $310,000, and $226,000, respectively, has not been recognized. As of March 31, 2012, the aggregate share of net losses not recognized by the Partnership amounted to $739,000.

The following is a summary of the equity method activity of the investments in the Local Limited Partnerships for the periods presented:

	For the Years Ended March 31,
	2012	2011	2010

Investments per balance sheet, beginning of period	$6,311,846	$7,315,317	$8,439,561
Impairment loss	(1,151,733)	(484,027)	(391,017)
Equity in losses of Local Limited Partnerships	(528,311)	(471,484)	(685,087)
Amortization of paid acquisition fees and costs	(48,140)	(48,140)	(48,140)
Distributions received from Local Limited Partnerships	-	-	-
Tax credit adjustments	-	180	-

Investments per balance sheet, end of period	$4,583,662	$6,311,846	$7,315,317

	For the Years Ended March 31,
	2012	2011	2010

Investments in Local Limited Partnerships, net	$3,496,694	$5,176,738	$6,132,069
Acquisition fees and costs, net of accumulated amortization of, $357,172, $309,032, and $260,892,	1,086,968	1,135,108	1,183,248
Investments per balance sheet, end of period	$4,583,662	$6,311,846	$7,315,317

The financial information from the individual financial statements of the Local Limited Partnerships include rental and interest subsidies. Rental subsidies are included in total revenues and interest subsidies are generally netted in interest expense. Approximate combined condensed financial information from the individual financial statements of the Local Limited Partnerships as of December 31 and for the years then ended is as follows:

COMBINED CONDENSED BALANCE SHEETS

	2011	2010
ASSETS
Buildings and improvements (net of accumulated depreciation as of December 31, 2011, 2010, 2009, and 2008, of $7,856,000 $6,705,000, $5,589,000 and $4,428,000, respectively)	$29,809,000	$30,559,000
Land	1,083,000	1,083,000
Other assets	2,316,000	2,112,000
Total assets	$33,208,000	$33,754,000

LIABILITIES
Mortgage payable	$22,562,000	$22,895,000
Due to affiliates	2,028,000	1,643,000
Other liabilities	745,000	742,000

Total liabilities	25,335,000	25,280,000

PARTNERS’ EQUITY
WNC Housing Tax Credit Fund VI, L.P., Series 11	5,644,000	6,189,000
Other partners	2,229,000	2,285,000
Total partners’ equity	7,873,000	8,474,000
Total liabilities and partners’ equity	$33,208,000	$33,754,000

COMBINED CONDENSED STATEMENTS OF OPERATIONS

	2011	2010	2009

Revenues	$3,911,000	$3,620,000	$3,489,000

Expenses:
Operating expenses	2,706,000	2,548,000	2,520,000
Interest expense	723,000	714,000	764,000
Depreciation and amortization	1,165,000	1,162,000	1,190,000

Total expenses	4,594,000	4,424,000	4,474,000

Net loss	$(683,000)	$(804,000)	$(985,000)

Net loss allocable to the Partnership	$(675,000)	$(781,000)	$(911,000)

Net loss recorded by the Partnership	$(528,000)	$(471,000)	$(685,000)

Certain Local Limited Partnerships have incurred significant operating losses and/or have working capital deficiencies. In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership and/or the Local General Partner may be required to sustain the operations of such Local Limited Partnerships. If additional capital contributions are not made when they are required, the Partnership’s investment in certain of such Local Limited Partnerships could be impaired, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

Troubled Housing Complexes

During 2005, the Partnership acquired Local Limited Partnership Interests in Lantana Northridge Apartments, LTD (“Lantana Northridge”) and Lantana Southridge Apartments, LTD (“Lantana Southridge”). Upon acquisition, it was expected that Lantana Northridge and Lantana Southridge would generate Low Income Housing Tax Credits (“LIHTC’s”) amounting to $665,220 and $519,700, respectively. As of the filing date the Partnership has sold its Local Limited Partnership Interest in both and no LIHTC’s were delivered due to the fact that the rehabilitation work on the Housing Complexes was not completed within the allowable timeframe required by the Texas Department of Housing and Community Affairs (“TDHCA”).

During 2010 TDHCA notified the Local General Partner and the Partnership that the Low Income Housing Tax Credits for Lantana Northridge and Lantana Southridge were forfeited and could not be claimed. TDHCA has stated that the proper paperwork was not filed with the agency as proof that the rehabilitation work was completed on the Housing Complexes, and therefore Form 8609’s were not and will not be issued for either Housing Complex. After multiple conversations between the Local General Partner and the Partnership, a draft settlement structure was agreed to by all parties. Upon the settlement agreement being routed for signatures, the Local General Partner decided that he did not agree to the terms of the settlement agreement and accordingly, refused to sign it. The Limited Partner of the Local Limited Partnerships called for an all partners meeting, which took place on July 12, 2011. At the meeting, a vote was taken to remove the Local General Partner. In accordance with the Local Limited Partnership Agreements, the Limited Partner has the right to remove the Local General Partner for nonperformance. The Limited Partner voted in favor of removing the Local General Partner, with that vote making up 99.98% of the total votes. The Local General Partner has challenged the removal, but a new Local General Partner entered the Partnership in 2012.

Management of the Partnership deems the investments in Lantana Northridge and Lantana Southridge to be impaired due to the loss of all LIHTC’s. As of March 31, 2006 the Partnership had paid $384,163 of $512,217 in capital contributions for Lantana Northridge, and $300,125 of $400,166 in the capital contribution for Lantana Southridge. An impairment loss of $372,917 and $288,637 has been recorded against the Partnership’s investment in Lantana Northridge and Lantana Southridge, respectively, resulting in a reduction of the Partnership’s investment in these Local Limited Partnerships to $0.

On August 31, 2012, the Limited Partnership Interest in Lantana Northridge and Lantana Southridge were each sold for $245,633 resulting in a combined total of $491,266 to be paid to the Partnership.

During 2005, the Partnership acquired Local Limited Partnership Interests in Alpine Mountainview, LTD (“Alpine”) and Fort Stockton Oasis, LTD (“Fort Stockton”). These Local Limited Partnerships are managed by the same third party management company and have the same Local General Partner. Upon acquisition, it was expected that Alpine and Fort Stockton would generate Low Income Housing Tax Credits (“LIHTC’s”) amounting to $665,140 and $554,110, respectively.

Upon Rural Development’s approval of the change in management, Profession Property Management took over the responsibility of managing Alpine and Ft. Stockton from Town and Country. The original general partner was replaced. As of August 2012 AHDF – Texas RD took over as the General Partner and with the approval of the Partnership. TDHCA issued the 8609s for Alpine on April 9, 2014. The 8609s for Fort Stockton are still pending.

Two Local Limited Partnerships, Deer Creek Sturgis Limited Dividend Housing Association (“Deer Creek”) and Roscommon Country Village (“Roscommon”) have been experiencing operational issues since 2006. Both properties have historically had low debt coverage ratios (“DCR”), low occupancy rates and cash deficits. Due to the extreme operating issues both properties were experiencing the Michigan State Housing and Development Agency (“MSHDA”) had created a plan that allowed both properties to make interest only payments. Starting in 2009, the mortgage payments were not being kept current therefore MSHDA notified the Local General Partner that the property was in default and took control of the physical asset and changed the management agent. MSHDA stated that this was a result of mortgage payments being behind and the Local General Partners’ inability to provide an effective plan to correct the problem.

In 2011, Associates successfully negotiated a debt restructuring agreement where MSHDA agreed to interest only debt service for 5 years expiring in 2016 as long as all of the past due mortgage payments were made current. The appointed management agent has been terminated and replaced by Professional Property Management. As a result, operating expenses have remained stable and a plan has been set in motion to stabilize occupancy. As of June 30, 2014 the occupancy rate was 90% and 93% for Deer Creek and Roscommon, respectively. The current management company is actively working on increasing the occupancy for Deer Creek and maintaining the occupancy for Roscommon. With the workout plans in place as well as the replacement of the management company the Partnership is confident that these properties will stabilize.

As of February 2012, a settlement agreement has been established between the Partnership, Raymond T. Cato Jr. and Christopher R. Cato regarding Deer Creek and Roscommon. The settlement agreement was reached due to a mediation held February 1, 2012 as a result of a lawsuit filed regarding an alleged breach in contract. This settlement stands as the official agreement superseding all previous agreements related to the settlement.

As a result of the settlement agreement the following conditions have been reached: the Catos are obligated to pay three installments totaling $150,000 by February 2013. All installments were paid timely by way of electronic fund transfer or certified funds payable to Associates. Associates then transferred the funds to the Partnership.

As of March 2014, Deer Creek continues to have a low DCR, and the property expenses have increased by $4,000 per unit due to snow removal and unit turnover expenses. Currently, the Local General Partner is funding the operating deficit by deferring fees to the property management company.

On September 13, 2011, Memphis 150, LP was notified by its lender that the Local Limited Partnership was in default on its mortgage note, due to past due property taxes. The lender has confirmed that the loans are current, but due to the fact that the property taxes were past due, they were demanding that the notes be paid in full immediately. A meeting was held on November 22, 2011 with the county and city to review a new payment plan on the past due taxes. The Partnership has received a copy of the plan signed by the General Partner that provides for the payment of delinquent taxes and the refinancing of Memphis 150, LP with the current lender exiting by 2015. As of the end of July, 2012, the Local General Partner had continued to comply with the agreements to pay the delinquent property taxes. A date has not been established for the receivership proceedings by the current lender. The Partnership conducted a Partners Meeting on July 25, 2012 to address the failure of the Local General Partner’s past due quarterly and annual reporting to the Partnership. At the meeting it was decided that Shelter Resource Corporation would replace the Local General Partner. Along with these changes Urban Properties Holding purchased the first mortgage note and the Partnership entered into a forbearance note as part of the debt restructuring plan. The Forbearance agreement is valid through the 10 year credit period or 2017 at which time Urban Properties Holdings has the option of purchasing the Local General Partner and Partnership interest. During the year ended December 2013, the Partnership funded $250,000 to pay the 2013 property taxes, repairs, and reduce the debt balance.

In January 2012 a meeting of the Partners was held in regards to Helisa Square, where the Limited Partner and Special Limited Partner voted to remove the original General Partner for multiple partnership agreement violations. A WNC affiliated entity was admitted as a substitute general partner (New General Partner). The original General Partner and the Limited Partner entered into court ordered mediation. After 6 months of discussion no settlement was reached and mediation terminated. The case was returned to court and discovery commenced. The Court granted the Motion for Summary Judgment confirming that the removal of the original general partner was valid.

During March 31, 2012 Helisa Square was impaired for an additional $566,908. This impairment was triggered due to the inclusion of Helisa Square to the troubled properties listing because of a high operating deficit. The New General Partner appointed a new management agent in 2012 to secure control of the asset and work to improve the operating revenue. The property continues to struggle with excessive turnover, which is a major problem in the Detroit metropolitan area. The physical occupancy remains above 80%; however, due to the excessive turnover and on-going repairs and maintenance the property continues to struggle economically. The New General Partner continues to actively monitor property operations and makes regular site visits. A new local management company was hired in the first quarter of 2014.